UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2026
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15950 North Dallas Parkway, Suite 330, Dallas, Texas, 75248
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 777-0600
(Former Name or Former Address, if Changed Since Last Report)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 8, 2026, Resources Connection, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal 2026, which ended on February 28, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.

On April 7, 2026, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Sitrick Group, LLC (“Sitrick”) and Sitrick, LLC (the “Buyer”), pursuant to which the Company has agreed to sell 100% of the membership interests of Sitrick to the Buyer. The Company initiated the sale in connection with its broader transformation initiative to simplify its business portfolio.

The Purchase Agreement provides for a purchase price equal to the agreed realizable value of Sitrick client receivables and is expected to be between $1.4 million and $2.3 million. The Purchase Agreement also provides that the Company shall retain certain assets and liabilities of Sitrick, including all assets and liabilities related to certain office space lease agreements. The Company has also agreed to pay Michael Sitrick, Sitrick’s chief executive officer, a cash payment of $4,000,000, which is equivalent to the cash severance that would have been payable under the terms of his employment agreement with Sitrick, and in connection with the closing of the transaction, to accelerate the vesting of any equity awards granted by the Company to continuing employees of Sitrick that are unvested and outstanding immediately prior to the closing. The Purchase Agreement provides that the sale shall be completed within 45 days.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release entitled “Resources Connection Reports Financial Results for Third Quarter Fiscal 2026,” issued April 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: April 8, 2026	By:	/s/ ROGER CARLILE
Roger Carlile
President and Chief Executive Officer